                     OPPENHEIMER INTERNATIONAL VALUE TRUST
                       Supplement dated August 31, 2007
                     to the Prospectus dated August 27, 2007

This supplement amends the Prospectus dated August 27, 2007.

     The Prospectus is revised by deleting the section titled "Advisory Fees" on page 15 in its entirety and replacing it with the following:

     Advisory  Fees.  The Fund pays the Manager an advisory  fee computed on the total net assets of the Fund as of the close of each  business  day at an annual rate that declines as the Fund's  assets grow:  the Fund pays 0.85% of the first
$500 million of average annual net assets,  0.75% of the next $500 million,  and
0.70% of  average  annual  net  assets  in  excess  of $1  billion.  The  Fund's management  fee for the fiscal  year ended  April 30,  2007 was 0.85% of average annual net assets for each class of shares.

     Effective  September 1, 2007 the Manager has voluntarily  agreed to waive a portion of the  advisory  fee so that the  advisory  fee on the Fund's daily net assets over $2.0 billion is 0.67%. This voluntary waiver may be withdrawn at any time.

     A  discussion  regarding  the basis for the Boards'  approval of the Fund's investment advisory agreement with the Manager is available in the Fund's Annual
Report to shareholders for the fiscal year ended April 30, 2007.

August 31, 2007                                                       PS0625.007